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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) : April 30, 2003

             (Exact name of registrant as specified in its charter)
                       VALLEY NATIONAL GASES INCORPORATED


             PENNSYLVANIA                              000-29226                             23-2888240
    (State or other jurisdiction or                   (Commission                           (IRS Employer
            incorporation)                            File Number)                        Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                                                        15301
(Address of principal executive offices)                                                     (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 9.  REGULATION FD DISCLOSURE.

Reference is made to Valley National Gases Incorporated's press release, dated April 30, 2003, which is included herewith as Exhibit 99.1. The attached Exhibit
99.1 is furnished pursuant to Item 9 and Item 12 of Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2003


                                   VALLEY NATIONAL GASES INCORPORATED


                                   /s/ Robert D. Scherich
                                   -------------------------------------------
                                   Robert D. Scherich, Chief Financial Officer


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EXHIBIT           DESCRIPTION OF EXHIBIT

99.1              Press release, dated April 30, 2003.